UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 5, 2019

Galaxy Gaming, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30653	20-8143439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (702) 939-3254

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 3, 2019, the Board of Directors (the “Board”) of Galaxy Gaming, Inc. (the “Company”) appointed Michael Gavin Isaacs as an independent director of the Company.

Mr. Isaacs, age 54, currently serves as the Non-Executive Chairman of SB Tech. Mr. Isaacs served as Vice Chairman of the Board Scientific Games Corporation between August 2016 and December 2018, and prior to that was President and Chief Executive Officer of Scientific Games from June 2014 until August 2016.  He was also a member of the board of directors of Scientific Games from June 2014 through 2018.  Prior to 2014 Mr. Isaacs served as Chief Executive Officer of SHFL Entertainment, Inc. and served as Executive Vice President and Chief Operating Officer of Bally from 2006 through 2011. Prior to joining Bally, he held senior roles at Aristocrat Leisure Limited, including Head of Global Marketing and Business Development, Managing Director of Aristocrat’s London-based European subsidiary and President of Aristocrat Technologies, Inc., Aristocrat’s Las Vegas-based subsidiary. Mr. Isaacs previously served as a Trustee 5 and the President of the International Association of Gaming Advisors, and as Vice Chairman of the board of directors of the American Gaming Association.

Mr. Isaacs’ qualifications to serve on the Board include more than 20 years’ experience in the gaming and technology industries, including in executive and leadership positions. Mr. Isaacs also brings public company board experience.

Upon joining the Board Mr. Isaacs entered into a Board of Directors Services Agreement with the Company pursuant to which, among other things, Mr. Isaacs will receive 75,000 shares of restricted common stock of the Company, with the restrictions on the shares vesting in three annual installments on each of the first three anniversary dates of the services agreement.  Mr. Isaacs shall also receive quarterly grants of 3,100 common shares (vesting at issuance) for his continued service as a director, and shall receive $42,000 in cash compensation annually, paid monthly in arrears.  As a non-employee director, and he will be entitled to receive any other annual cash and equity compensation payable to other non-employee directors of the Company from time to time. Details regarding the Company’s non-employee director compensation program are set forth in the Company’s Form 10-K for the year ended December 31, 2018.

A copy of the Services Agreement is included as Exhibit 10.1 to this Form 8-K.

The information in this Item may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01          Financial Statements and Exhibits

Exhibit Description
10.1	Services Agreement, dated June 3, 2019, between and among Galaxy Gaming, Inc. and Michael Gavin Isaacs.

99.1	Press Release of Galaxy Gaming, Inc., dated June 4, 2019 (Announcing appointment of Gavin Isaacs to Board of Directors)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Name:	Harry C. Hagerty
Title:	Chief Financial Officer

Date: June 5, 2019